UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2021

EYENOVIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38365	47-1178401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

295 Madison Avenue, Suite 2400 New York, NY (Address of principal executive offices)	10017 (Zip Code)

(917) 289-1117

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	EYEN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 14, 2021, Eyenovia, Inc. (the “Company”) entered into an amendment (“Amendment 1”) to that certain License Agreement (the “License Agreement”), dated as of August 10, 2020, with Arctic Vision (Hong Kong) Limited (“Arctic Vision”). Pursuant to Amendment 1, the Company granted to Arctic Vision the exclusive right to research, develop, manufacture and commercialize an additional product, MydCombi, under the License Agreement in Greater China (mainland China, Hong Kong, Macao and Taiwan) and South Korea.

In addition to payments already made or to be made to the Company under the terms of the License Agreement, Arctic Vision must pay to the Company a one-time upfront payment of $250,000 within three business days of the effective date of Amendment 1. Arctic Vision also must pay the Company up to an aggregate of $2 million in milestone payments and development costs, depending on the achievement of various development and regulatory milestones and subject to the satisfaction of certain other conditions, as well as royalties on sales.

On September 14, 2021, the Company entered into an amendment (“Amendment 2”) to the Exclusive License Agreement, dated March 8, 2015, between the Company and Senju Pharmaceutical Co., Ltd. (“Senju”) which excludes Greater China and South Korea from the territory in which Senju was granted an exclusive royalty-bearing license from the Company. In consideration for this exclusion, and upon and after the execution of Amendment 1 with Arctic Vision, the Company must make payments to Senju based on non-royalty license revenue and sales revenue.

The foregoing description of Amendment 1 and Amendment 2 is qualified in its entirety by reference to Amendment 1 and Amendment 2, respectively, copies of which will be filed with the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYENOVIA, INC.

Date: September 15, 2021	By:	/s/ John Gandolfo
Name: John Gandolfo
Title: Chief Financial Officer